                              RYERSON TULL, INC.
                               POWER OF ATTORNEY
                         ----------------------------



     KNOW ALL MEN BY THESE PRESENTS,  that I, the undersigned, as a director and
(or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Vicki L. Avril, George A. Ranney, Jr. and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, including specifically, but without limitation thereof, full power and authority to sign my name as a director and
(or) officer of said Corporation to a registration statement on Form S-1, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-1; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of May, 1996.


                                       /s/ Robert J. Darnall
                                       ------------------------------
                                       Robert J. Darnall

                              RYERSON TULL, INC.
                               POWER OF ATTORNEY
                         ----------------------------



     KNOW ALL MEN BY THESE PRESENTS,  that I, the undersigned, as a director and
(or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Vicki L. Avril, George A. Ranney, Jr. and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, including specifically, but without limitation thereof, full power and authority to sign my name as a director and
(or) officer of said Corporation to a registration statement on Form S-1, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-1; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of May, 1996.


                                       /s/ Neil S. Novich
                                       ------------------------------
                                       Neil S. Novich

                               RYERSON TULL, INC.
                               POWER OF ATTORNEY
                         ----------------------------



     KNOW ALL MEN BY THESE PRESENTS,  that I, the undersigned, as a director and
(or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Vicki L. Avril, George A. Ranney, Jr. and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, including specifically, but without limitation thereof, full power and authority to sign my name as a director and
(or) officer of said Corporation to a registration statement on Form S-1, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-1; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of May, 1996.


                                       /s/ Jay M. Gratz
                                       ------------------------------
                                       Jay M. Gratz

                               RYERSON TULL, INC.
                               POWER OF ATTORNEY
                         ----------------------------



     KNOW ALL MEN BY THESE PRESENTS,  that I, the undersigned, as a director and
(or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Vicki L. Avril, George A. Ranney, Jr. and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, including specifically, but without limitation thereof, full power and authority to sign my name as a director and
(or) officer of said Corporation to a registration statement on Form S-1, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-1; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of May, 1996.


                                       /s/ Lily L. May
                                       ------------------------------
                                       Lily L. May

                               RYERSON TULL, INC.
                               POWER OF ATTORNEY
                         ----------------------------



     KNOW ALL MEN BY THESE PRESENTS,  that I, the undersigned, as a director and
(or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Vicki L. Avril, George A. Ranney, Jr. and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, including specifically, but without limitation thereof, full power and authority to sign my name as a director and
(or) officer of said Corporation to a registration statement on Form S-1, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-1; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.


                                       /s/ James A. Henderson
                                       ------------------------------
                                       James A. Henderson

                              RYERSON TULL, INC.
                               POWER OF ATTORNEY
                         ----------------------------



     KNOW ALL MEN BY THESE PRESENTS,  that I, the undersigned, as a director and
(or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Vicki L. Avril, George A. Ranney, Jr. and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, including specifically, but without limitation thereof, full power and authority to sign my name as a director and
(or) officer of said Corporation to a registration statement on Form S-1, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-1; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.


                                       /s/ Donald S. Perkins
                                       ------------------------------
                                       Donald S. Perkins

                              RYERSON TULL, INC.
                               POWER OF ATTORNEY
                         ----------------------------



     KNOW ALL MEN BY THESE PRESENTS,  that I, the undersigned, as a director and
(or) officer of Ryerson Tull, Inc., a Delaware corporation (the "Corporation"), do hereby nominate, constitute and appoint Vicki L. Avril, George A. Ranney, Jr. and Charles B. Salowitz, or any one or more of them, my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of not to exceed 6,000,000 shares of Class A Common Stock, $1.00 par value per share, of the Corporation, including specifically, but without limitation thereof, full power and authority to sign my name as a director and
(or) officer of said Corporation to a registration statement on Form S-1, or such other form for the registration of securities as the Securities and Exchange Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Corporation meets all of the requirements for filing on Form S-1; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.


                                       /s/ Jean-Pierre Rosso
                                       ------------------------------
                                       Jean-Pierre Rosso